Prudential Investment Portfolios 9

PGIM Select Real Estate Fund (the “Fund”)

Supplement dated May 12, 2025

to the Fund’s Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

You should read this Supplement in conjunction with the Fund’s Summary Prospectus, Prospectus and Statement of

Additional Information and retain it for future reference.

The Board of Trustees of Prudential Investment Portfolios 9 (“PIP 9”) have approved a proposal to change the classification under the Investment Company Act of 1940, as amended, of PGIM Select Real Estate Fund, a series of PIP 9, from diversified to non- diversified.

This change is subject to the approval of shareholders of the Fund. It is currently expected that a special meeting of shareholders will be held on or about August 4, 2025. Shareholders of the Fund as of the record date (which we anticipate will be the close of business on June 4, 2025) will be entitled to vote at the meeting. Detailed information about the proposed change will be provided in the proxy materials, which are expected to be mailed to shareholders on or about June 24, 2025. If approved by shareholders, the change will become effective immediately.

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of the Fund, nor is it a solicitation of any proxy. When it is available, please read the proxy statement carefully before making any decision to invest in the Fund or when considering the proposed change. The proxy statement will be available for free on the SEC’s website (www.sec.gov). For additional information about the Fund, please refer to the Fund’s prospectus and statement of additional information, which are available at www.pgim.com/investments.

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